EXHIBIT 99.1

                         C-BASS Series 2005-CB7 Trust

           Mortgage Loan Asset-Backed Certificates, Series 2005-CB7

              $394,557,000 Approximate Total Offered Certificates

                              Subject to Revision

                  October 24, 2005 - Computational Materials


Copyright 2005 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgment as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on collateral information provided by C-BASS (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



JPMORGAN

                                                   COMPUTATIONAL MATERIALS FOR
                                                               C-BASS 2005-CB7
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                          [LOGO OMITTED] C-BASS(SM)
                         CREDIT-BASED ASSET SERVICING
                            AND SECURITIZATION LLC

                C-BASS Mortgage Loan Asset-Backed Certificates,
                                Series 2005-CB7
------------------------------------------------------------------------------
            Approximate Total Offered Certificates: $394,557,000(1)
             Credit-Based Asset Servicing and Securitization LLC
                                    Seller
                           Litton Loan Servicing LP
                                   Servicer
                          Bond Securitization, L.L.C.
                                   Depositor


---------------------------------------------------------------------------------------------------------------------------
                     Principal                WAL      Payment Window             Expected Rating             Assumed Final
Class(2,3,4)    Balance ($)(1)       Call/Mat (5)  (Mths) Call/Mat(5)    (Moody's/S&P/Fitch/DBRS)      Distribution Date(6)
------------    --------------       ------------  ------------------    -------------------------     --------------------
AF-1               177,123,000        0.95 / 0.95         1-21 / 1-21        Aaa / AAA / AAA / AAA            November 2036
AF-2               101,220,000        2.20 / 2.20       21-35 / 21-35        Aaa / AAA / AAA / AAA            November 2036
AF-3                23,181,000        4.36 / 5.07      35-75 / 35-171        Aaa / AAA / AAA / AAA            November 2036
AF-4                33,503,000        5.87 / 7.15      52-75 / 52-164        Aaa / AAA / AAA / AAA            November 2036
M-1                 14,122,000        4.76 / 5.24      48-75 / 48-148      Aa1 / AA+ / AA+ / AA(h)            November 2036
M-2                 14,122,000        4.59 / 5.06      45-75 / 45-143      Aa2 / AA+ / AA+ / AA(h)            November 2036
M-3                  9,777,000        4.49 / 4.95      43-75 / 43-137         Aa3 / AA+ / AA+ / AA            November 2036
M-4                  7,604,000        4.44 / 4.88      42-75 / 42-132           A1 / AA+ / AA / AA            November 2036
M-5                  7,604,000        4.40 / 4.83      41-75 / 41-128        A2 / AA / AA- / AA(l)            November 2036
M-6                  6,301,000        4.37 / 4.78      40-75 / 40-122          A3 / AA / A+ / A(h)            November 2036
B-1 (7]              6,735,000               NOT MARKETED HEREBY                Baa1 / AA- / A / A
B-2 (7)              5,432,000               NOT MARKETED HEREBY                Baa2 / A+ / A- / A
B-3 (7)              4,997,000               NOT MARKETED HEREBY             Baa3 / A / BBB+ / A(l)
B-4 (7)              6,301,000               NOT MARKETED HEREBY         Ba1 / BBB+ / BBB / BBB (h)
B-5 (7)              4,997,000               NOT MARKETED HEREBY         Ba2 / BBB- / BBB- / BBB(l)
Total:            $423,019,000
---------------------------------------------------------------------------------------------------------------------------



----------------------------------------
                             Certificate
Class(2,3,4)                     Type(3)
------------       ---------------------
AF-1                        Fixed Senior
AF-2                        Fixed Senior
AF-3                        Fixed Senior
AF-4                        Fixed Senior
M-1                   Floating Mezzanine
M-2                   Floating Mezzanine
M-3                   Floating Mezzanine
M-4                   Floating Mezzanine
M-5                   Floating Mezzanine
M-6                   Floating Mezzanine
B-1 (7]             Floating Subordinate
B-2 (7)             Floating Subordinate
B-3 (7)             Floating Subordinate
B-4 (7)                Fixed Subordinate
B-5 (7)                Fixed Subordinate
Total:
----------------------------------------

     (1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

     (2) The Offered Certificates will be priced to the Optional Termination Date. The Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will settle flat. The Class AF-1, Class AF-2, Class AF-3, Class AF-4 Certificates and the Class B-4 and Class B-5 Certificates will settle with accrued interest, beginning on October 1, 2005.

     (3) The pass-through rate on the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class B-4 and Class B-5 Certificates will be a fixed rate which will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will be a floating rate equal to 1 -month LIBOR plus a spread. The spread will increase to 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.

     (4) The Offered Certificates and the Subordinate Certificates will be subject to the applicable rate cap as described herein.

     (5) The Certificates will be priced at 23% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, which assumes 2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter). Assumes 10% optional termination occurs.

     (6)  Latest maturity date for any mortgage loan plus one year.

     (7) The Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 is solely to assist purchasers of the Offered Certificates.



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                 2


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                                                   COMPUTATIONAL MATERIALS FOR
                                                               C-BASS 2005-CB7
------------------------------------------------------------------------------


Title of Certificates   C-BASS Mortgage Loan Asset-Backed Certificates, Series
                        2005-CB7, consisting of:
                        - the Class AF-1, Class AF-2, Class AF-3 and Class
                        AF-4 Certificates (the "Senior Certificates" or the
                        "Class A Certificates")
                        - the Class M-1, Class M-2, Class M-3, Class M-4,
                        Class M-5 and Class M-6 Certificates (the "Mezzanine
                        Certificates")
                        - the Class B-1, Class B-2, Class B-3, Class B-4 and
                        Class B-5 Certificates (the "Subordinate Certificates")
                        The Class A Certificates and the Mezzanine
                        Certificates are collectively known as the "Offered
                        Certificates".

Lead Manager            J.P. Morgan Securities Inc.

Co-Manager              Barclays Capital Inc.

Depositor               Bond Securitization, L.L.C.

Seller                  Credit-Based Asset Servicing and Securitization LLC
                        ("C-BASS")

Servicer                Litton Loan Servicing LP, a subsidiary of the Seller

Trustee                 JPMorgan Chase Bank, N.A.

Custodian:              The Bank of New York

Cut-Off Date            October 1, 2005

Pricing Date            On or about October 26, 2005

Closing Date            On or about November 9, 2005

Distribution Dates      Distribution of principal and interest on the
                        Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November
                        2005.

Payment Delay           With respect to the Senior Certificates and the Class
                        B-4 and Class B-5 Certificates, 24 days. With respect to the Mezzanine Certificates and the Subordinate
                        Certificates (other than the Class B-4 and Class B-5
                        Certificates), 0 days.

Day Count               With respect to the Senior Certificates and the Class
                        B-4 and Class B-5 Certificates, 30/360. With respect to the Mezzanine Certificates and the Subordinate
                        Certificates (other than the Class B-4 and Class B-5
                        Certificates), Actual/360.

ERISA Considerations    The Senior Certificates will be eligible for purchase
                        with assets of employee benefit plans and other plans subject to ERISA as to Section 4975 of the Code as of the Closing Date, subject to certain conditions.
                        However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

Legal Investment        The Offered Certificates won't constitute
                        "mortgage-related securities" for SMMEA purposes.


------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                 3

                                                   COMPUTATIONAL MATERIALS FOR
                                                               C-BASS 2005-CB7
------------------------------------------------------------------------------

Tax Status              For federal income tax purposes, the Trust Fund will
                        include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                        ("REMIC").

Optional Termination    Any Distribution Date on which the aggregate principal
Date                    balance of the Mortgage Loans is 10% or less than
                        the aggregate Cut-off Date principal balance of the Mortgage Loans.

Advances Monthly        The Servicer is required to advance at least one
Servicer                business day prior to each Distribution Date scheduled
                        principal and interest (net of the Servicing Fee) that were due during the related collection period that are not received by the related determination date until it deems such advance to be non-recoverable. The
                        Servicer will not make any principal advances on REO properties and is not required to make any principal advances with respect to second lien mortgage loans.
                        The Servicer is not obligated to make any advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act, as amended, (the
                        "Relief Act") or similar state laws.

Mortgage Loans          The Mortgage Loans consist of 2,704 conforming and
                        non-conforming, fixed rate and adjustable rate, conventional closed-end Mortgage Loans with a current aggregate principal balance of approximately
                        $434,535,748, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties and will be serviced by Litton Loan
                        Servicing LP. The collateral information presented in this term sheet regarding the Mortgage Pool is as of October 1, 2005. Please see collateral tables herein for additional information.

Total Deal Size         Approximately $423,019,000

Administrative Fees     The Servicer will be paid a servicing fee aggregating
                        50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans. The Trustee will be paid fees aggregating approximately 0.65 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.


Credit Enhancements     1.   Excess interest
                        2.   Over-Collateralization
                        3.   Subordination

Excess Interest         Excess interest cashflow will be available as credit
                        enhancement.

Over-Collateralization  On any Distribution Date, the over-collateralization
Amount amount (the "O/C Amount") will equal the excess, if any, of (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period over (y) the aggregate certificate principal balance of all classes of Offered Certificates and the Subordinate Certificates (after taking into account all distributions of principal on such Distribution Date). On the Cut-Off Date, the O/C Amount will equal approximately 2.65% of the aggregate principal balance of the Mortgage Loans. To the extent the O/C Amount is reduced below the O/C Target Amount (i.e., 2.65% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), excess cashflow will be directed to build O/C until the O/C Target Amount is restored.
                        Initial: Approximately 2.65% of Cut-Off Date balance
                        Target: 2.65% of Cut-Off Date balance before stepdown, 5.30% of current balance after stepdown
                        Floor: 0.50% of Cut-Off Date balance

                       (Preliminary and Subject to Revision)

------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                 4


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                                                   COMPUTATIONAL MATERIALS FOR
                                                               C-BASS 2005-CB7
------------------------------------------------------------------------------


Subordination(1)       Classes          Rating (M/S/F//D)        Subordination
                       -------          -----------------        -------------
                       Class A         Aaa / AAA / AAA / AAA         22.90%
                      Class M-1       Aa1 / AA+ / AA+ / AA(h)        19.65%
                      Class M-2       Aa2 / AA+ / AA+ / AA(h)        16.40%
                      Class M-3        Aa3 / AA+ / AA+ / AA          14.15%
                      Class M-4         A1 / AA+ / AA / AA           12.40%
                      Class M-5        A2 / AA / AA- / AA(l)         10.65%
                      Class M-6         A3 / AA / A+ / A(h)           9.20%
                      Class B-1         Baa1 / AA- / A / A            7.65%
                      Class B-2         Baa2 / A+ / A- / A            6.40%
                      Class B-3       Baa3 / A / BBB+ / A(l)          5.25%
                      Class B-4      Ba1 / BBB+ / BBB / BBB(h)        3.80%
                      Class B-5     Ba2 / BBB- / BBB- / BBB(l)        2.65%

(1)The subordination includes the initial O/C amount of 2.65%.

Class Sizes            Classes           Rating (M/S/F/D)          Class Sizes
                       -------          -----------------          -----------
                       Class A         Aaa / AAA / AAA / AAA         77.10%
                      Class M-1       Aa1 / AA+ / AA+ / AA(h)         3.25%
                      Class M-2       Aa2 / AA+ / AA+ / AA(h)         3.25%
                      Class M-3        Aa3 / AA+ / AA+ / AA           2.25%
                      Class M-4         A1 / AA+ / AA / AA            1.75%
                      Class M-5        A2 / AA / AA- / AA(l)          1.75%
                      Class M-6         A3 / AA / A+ / A(h)           1.45%
                      Class B-1          Baa1 / AA-/ A / A            1.55%
                      Class B-2          Baa2 / A+ / A- / A           1.25%
                      Class B-3       Baa3 / A / BBB+ / A(l)          1.15%
                      Class B-4      Ba1 / BBB+ / BBB / BBB(h)        1.45%
                      Class B-5      Ba2 / BBB- / BBB- / BBB(l)       1.15%

Interest Accrual        Interest will accrue on the Certificates at the
                        applicable Pass-Through Rate.
                        o   The first accrual period for the Senior
                            Certificates, the Class B-4 Certificates and the Class B-5 Certificates will begin on October 1, 2005 and end on October 31, 2005. Interest in respect of a Distribution Date will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.
                        o   Interest on the Mezzanine Certificates and the
                            Subordinate Certificates (other than the Class B-4 Certificates and the Class B-5 Certificates), will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

Realized Losses         Losses resulting from the liquidation of defaulted
                        mortgage loans will first be applied to excess interest, if any, and will then reduce the level of the O/C amount. If there is no excess interest and no O/C amount, such losses will be allocated to the Mezzanine Certificates and the Subordinate
                        Certificates in reverse order of seniority as follows:
                        to Class B-5, Class B-4, Class B-3, Class B-2, Class
                        B-1, Class M-6, Class M-5, Class M-4, Class M-3,
                        Class M-2 and Class M-1. Realized Losses will not be allocated to the Senior Certificates.


------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                 5


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                                                   COMPUTATIONAL MATERIALS FOR
                                                               C-BASS 2005-CB7
------------------------------------------------------------------------------


Special Hazard Losses   Special Hazard Losses are generally Realized Losses
                        that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) [1.00%] of the principal balance of the Mortgage Loans as of the Cut-off Date,
                        (ii) two times the amount of the principal balance of the largest Mortgage Loan and (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California , such excess losses will be allocated among all the outstanding classes (other than the Class A Certificates), pro rata, based on their respective Certificate Principal Balances.

Prepayment Interest     For any Distribution Date, an amount equal to the
Shortfall               interest at the mortgage interest rate for such
                        Mortgage Loan (the "Mortgage Interest Rate") (net of the related Servicing Fee) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution
                        Date. Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on Simple
                        Interest Loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.


Pass-Through Rates      o   On each Distribution Date, for the Class AF-1,
                            Class AF-2, Class AF-3 and Class AF-4
                            Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution
                            Date which occurs prior to the first Distribution
                            Date after the first possible Optional Termination
                            Date, their respective fixed rate coupons and beginning on the first Distribution Date after the first possible Optional Termination Date, the respective fixed rate coupons plus 50bps, (y) the Net WAC Cap and (z) the Maximum Rate Cap
                        o   The Class M-1 Pass-Through Rate will be a per
                            annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first
                            Distribution Date after the first possible
                            Optional Termination Date, One-Month LIBOR plus
                            [ ]% (the "Class M-1 Margin"), and beginning on the first Distribution Date after the first possible
                            Optional Termination Date, One-Month LIBOR plus
                            1.5 times the Class M-1 Margin, (y) the Net WAC
                            Cap and (z) the Maximum Rate Cap.
                        o   The Class M-2 Pass-Through Rate will be a per
                            annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first
                            Distribution Date after the first possible
                            Optional Termination Date, One-Month LIBOR plus
                            [ ]% (the "Class M-2 Margin"), and beginning on the first Distribution Date after the first possible
                            Optional Termination Date, One-Month LIBOR plus
                            1.5 times the Class M-2 Margin, (y) the Net WAC
                            Cap and (z) the Maximum Rate Cap.
                        o   The Class M-3 Pass-Through Rate will be a per
                            annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first
                            Distribution Date after the first possible
                            Optional Termination Date, One-Month LIBOR plus
                            [ ]% (the "Class M-3 Margin"), and beginning on the first Distribution Date after the first possible
                            Optional Termination Date, One-Month LIBOR plus
                            1.5 times the Class M-3 Margin, (y) the Net WAC
                            Cap and (z) the Maximum Rate Cap.


------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                 6


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                                                   COMPUTATIONAL MATERIALS FOR
                                                               C-BASS 2005-CB7
------------------------------------------------------------------------------


                        o The Class M-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus []% (the "Class M-4 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus
                            1.5 times the Class M-4 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

                        o The Class M-5 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus []% (the "Class M-5 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus
                            1.5 times the Class M-5 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

                        o The Class M-6 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus []% (the "Class M-6 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus
                            1.5 times the Class M-6 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

                        o The Class B-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus []% (the "Class B-1 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus
                            1.5 times the Class B-1 Margin, (y) the Net WAC Cap and (z) Maximum Rate Cap.

                        o The Class B-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus []% (the "Class B-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus
                            1.5 times the Class B-2 Margin, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

                        o The Class B-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus []% (the "Class B-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus
                            1.5 times the Class B-3 Margin, (y) the Net W AC Cap and (z) the Maximum Rate Cap.

                        o On each Distribution Date for the Class B-4 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional
                            Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 50bps, (y) the Net WAC Cap and (z) the Maximum Rate Cap.

                        o On each Distribution Date for the Class B-5 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 50bps, (y) the Net WAC Cap and (z) the Maximum Rate Cap.


------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                 7


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                                                   COMPUTATIONAL MATERIALS FOR
                                                               C-BASS 2005-CB7
------------------------------------------------------------------------------



Maximum Rate Cap        The Maximum Rate Cap for any Distribution Date will be
                        a per annum rate equal to 12 times the quotient of (x) the total scheduled interest that would have accrued on the Mortgage Loans at their maximum lifetime mortgage interest rates for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, and in the case of the Mezzanine Certificates, and the Class
                        B-1, Class B-2 and Class B-3 Certificates, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period. Any interest shortfall due to the Maximum Rate
                        Cap will not be reimbursed.

Net WAC Cap             The Net WAC Cap for any Distribution Date will be a
                        per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, expressed in the case of the Mezzanine
                        Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Shortfall               If on any Distribution Date the pass-through rate on
Reimbursement           any class or classes of the Senior Certificates, the
                        Mezzanine Certificates or the Subordinate Certificates is limited by the Net WAC Cap, the amount of such interest that would have been distributed if the pass-through rate on the related class or classes of the Senior Certificates, the Mezzanine Certificates or the Subordinate Certificates had not been so limited by the Net WAC Cap, up to but not exceeding the Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related pass-through rate will be carried over to the next Distribution Date until paid
                        (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.

Cap Contract            The trust fund will own a one-month LIBOR cap contract
                        purchased for the benefit of the Mezzanine Cert ificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR (subject to a cap on the cap contract) exceeds the lower collar with respect to such Distribution Date. Payments received on the cap contract will be available to pay interest to the holders of the Mezzanine Certificates, up to the amount of interest shortfalls on such Certificates to the extent attributable to rates in excess of the Rate
                        Cap.

                        With respect to any Distribution Date, the notional balance of the cap contract will equal the lesser of
                        (i) the notional balance shown in the Cap Contract Schedule and (ii) the outstanding certificate principal balance of the relevant Certificates.


------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                 8


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                                                   COMPUTATIONAL MATERIALS FOR
                                                               C-BASS 2005-CB7
------------------------------------------------------------------------------


Cashflow Priority       1.  Repayment of any unreimbursed Servicer advances.
Preliminary and         2.  Administrative Fees.
Subject to Revision     3.  Available interest funds, as follows: monthly
                            interest, including any unpaid monthly interest from prior months (i) concurrently to the Class
                            AF-1, Class AF-2, Class AF-3 and Class AF-4
                            Certificates, pro-rata, from available interest funds, and (ii) sequentially, in the following order of priority, to the Class M-1 Certificates, to the Class M-2 Certificates, to the Class M-3
                            Certificates, to the Class M-4 Certificates, to the Class M-5 Certificates, to the Class M-6
                            Certificates, to the Class B-1 Certificates, to the Class B-2 Certificates, to the Class B-3
                            Certificates, to the Class B-4 Certificates and to the Class B-5 Certificates.
                        4.  Available principal funds as described under
                            "PRINCIPAL PAYDOWN", as follows: monthly principal to the Class A Certificates, then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3
                            Certificates, then monthly principal to the Class
                            M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4
                            Certificates, and then monthly principal to the Class B-5 Certificates.
                        5.  Excess interest in the order as described under
                            "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.
                        6.  Remaining excess interest to pay subordinate
                            principal shortfalls.
                        7.  Re maining excess interest to pay Carryover
                            resulting from the imposition of the Net WAC Cap.
                        8.  Any remaining amount will be paid in accordance
                            with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates, or the Subordinate
                            Certificates.


------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                 9


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                                                   COMPUTATIONAL MATERIALS FOR
                                                               C-BASS 2005-CB7
------------------------------------------------------------------------------


PRINCIPAL PAYDOWN


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:
i) The Stepdown Date has occurred; and
ii) A Trigger Event does not exist.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

   All of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the "Principal Distribution Amount") will be paid to the Senior Certificates. Amounts allocated to the Senior Certificates shall be paid as follows: (i) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then (ii) sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, with all amounts paid to the Class AF-1 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-2 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-3 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AF-4 Certificates until its Certificate principal balance has been reduced to zero; provided however, in the event that certificate principal balance of the Mezzanine Certificates and the Subordinate Certificates have been reduced to zero, amounts allocated to the Senior Certificates will be distributed pro-rata by reference to the certificate principal balance of the respective classes of Senior Certificates.

   "Class AF-4 Lockout Distribution Amount" means, for any Distribution Date, the product of (x) the Class AF-4 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-4 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class AF-4 Lockout Distribution Amount for a Distribution Date exceed the principal distribution amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

   "Class AF-4 Pro Rata Distribution Amount" means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Senior Certificates immediately prior to that Distribution Date and (y) the senior principal distribution amount for that Distribution Date.

   "Class AF-4 Lockout Distribution Percentage" means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:




Distribution Dates                                      Lockout Percentage
November 2005 through and including October 2008                0%
November 2008 through and including October 2010                45%
November 2010 through and including October 2011                80%
November 2011 through and including October 2012               100%
November 2012 and thereafter                                   300%

After the aggregate Certificate principal balance of the Senior Certificates has been reduced to zero, the principal distribution amount will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, in that order.


------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                10

                                                   COMPUTATIONAL MATERIALS FOR
                                                               C-BASS 2005-CB7
------------------------------------------------------------------------------


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
   All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Senior Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, eleventh to the Class B-4 Certificates and twelfth to the Class B-5 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

                        Class A         45.80%*
                        Class M-1       39.30%*
                        Class M-2       32.80%*
                        Class M-3       28.30%*
                        Class M-4       24.80%*
                        Class M-5       21.30%*
                        Class M-6       18.40%*
                        Class B-1       15.30%*
                        Class B-2       12.80%*
                        Class B-3       10.50%*
                        Class B-4       7.60%*
                        Class B-5       5.30%*
                        *includes overcollateralization


Step Down Date        The later to occur of (x) the earlier to occur of (a)
                      the Distribution Date in November 2008 and (b) the
                      Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 45.80%.



Senior Enhancement    On any Distribution Date, is the percentage
Percentage            obtained by dividing (x) the sum of (i) the aggregate
                      certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the O/C Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the principal balance of the Mortgage Loans as of the last day of the related collection period.

TRIGGER EVENT         Is in effect on a Distribution Date if any one of the
Preliminary and       following conditions exist as of the last day of the
Subject to            immediately preceding collection period:
Revision                i.     The "Rolling Six Month 60+ Day Delinquency
                               Percentage" equals or exceeds [35.0]% of the Senior Enhancement Percentage; or
                        ii.    The aggregate amount of realized losses
                               incurred since the Cut-Off Date through the last day of such preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                      Distribution Date Occurring           Loss Percentage
                      ---------------------------           ---------------
                      November 2007 - October 2008              [1.35]%
                      November 2008 - October 2009              [3.05]%
                      November 2009 - October 2010              [4.75]%
                      November 2010 - October 2011              [6.15]%
                      October 2011 and thereafter               [6.90]%

------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                11

                                                   COMPUTATIONAL MATERIALS FOR
                                                               C-BASS 2005-CB7
------------------------------------------------------------------------------

60+ Day Delinquent    Each Mortgage Loan with respect to which any portion of a
Loan                  monthly payment is, as of the last day of the prior
                      collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

Rolling Six Month     With respect to any Distribution Date, the average of the
60+ Day Delinquency   percentage equivalents of the fractions determined for
Percentage            each of the six immediately preceding collection periods,
                      the numerator of each of which is equal to the aggregate principal balance of Mortgage Loans that are 60+ Day
                      Delinquent Loans as of the end of the day immediately preceding such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

Prospectus            The Offered Certificates will be offered pursuant to a
                      Prospectus which includes a Prospectus Supplement
                      (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage
                      Loans is contained in the Prospectus. The forgoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loan         The following tables describe the mortgage loans and the
Tables                related mortgaged properties as of the close of business
                      on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                12

                                                   COMPUTATIONAL MATERIALS FOR
                                                         C-BASS 2005-CB7 TRUST
------------------------------------------------------------------------------

                      Senior Certificates Hypothetical Available Funds Cap Table

-------------------------------------------------------
                Payment      Net WAC      Net WAC Cap
    Period      Date         Cap (1)      (2)
-------------------------------------------------------
      1          25-Nov-05      6.76          6.76
      2          25-Dec-05      6.76          6.76
      3          25-Jan-06      6.76          6.76
      4          25-Feb-06      6.76          6.76
      5          25-Mar-06      6.77          6.77
      6          25-Apr-06      6.77          6.77
      7          25-May-06      6.77          6.77
      8          25-Jun-06      6.77          6.77
      9          25-Jul-06      6.78          6.78
      10         25-Aug-06      6.79          6.80
      11         25-Sep-06      6.80          6.81
      12         25-Oct-06      6.81          6.82
      13         25-Nov-06      6.82          6.83
      14         25-Dec-06      6.83          6.84
      15         25-Jan-07      6.84          6.85
      16         25-Feb-07      6.85          6.86
      17         25-Mar-07      6.86          6.88
      18         25-Apr-07      6.87          6.89
      19         25-May-07      6.89          6.90
      20         25-Jun-07      6.95          6.96
      21         25-Jul-07      6.99          7.01
      22         25-Aug-07      7.27          7.29
      23         25-Sep-07      8.84          8.87
      24         25-Oct-07      8.89          8.92
      25         25-Nov-07      8.91          8.95
      26         25-Dec-07      8.93          8.99
      27         25-Jan-08      8.96          9.02
      28         25-Feb-08      9.04          9.12
      29         25-Mar-08      9.54          9.72
      30         25-Apr-08      9.55          9.74
      31         25-May-08      9.57          9.76
      32         25-Jun-08      9.59          9.80
      33         25-Jul-08      9.61          9.84
      34         25-Aug-08      9.67          9.99
      35         25-Sep-08      9.96         10.83
      36         25-Oct-08      9.99         10.87
      37         25-Nov-08      10.01        10.89
      38         25-Dec-08      9.74         10.61
-------------------------------------------------------

-------------------------------------------------------
   Period      Payment     Net WAC      Net WAC
               Date        Cap (1)      Cap (2)
-------------------------------------------------------
     39        25-Jan-09      9.73        10.62
     40        25-Feb-09      9.74        10.71
     41        25-Mar-09      9.81        11.33
     42        25-Apr-09      9.81        11.33
     43        25-May-09      9.81        11.32
     44        25-Jun-09      9.80        11.32
     45        25-Jul-09      9.79        11.31
     46        25-Aug-09      9.79        11.34
     47        25-Sep-09      9.78        11.46
     48        25-Oct-09      9.78        11.45
     49        25-Nov-09      9.77        11.44
     50        25-Dec-09      9.77        11.43
     51        25-Jan-10      9.76        11.41
     52        25-Feb-10      9.76        11.43
     53        25-Mar-10      9.75        11.50
     54        25-Apr-10      9.75        11.49
     55        25-May-10      9.74        11.48
     56        25-Jun-10      9.73        11.46
     57        25-Jul-10      9.73        11.45
     58        25-Aug-10      9.75        11.48
     59        25-Sep-10      9.74        11.47
     60        25-Oct-10      9.74        11.46
     61        25-Nov-10      9.73        11.44
     62        25-Dec-10      9.73        11.43
     63        25-Jan-11      9.72        11.42
     64        25-Feb-11      9.72        11.41
     65        25-Mar-11      9.71        11.40
     66        25-Apr-11      9.70        11.39
     67        25-May-11      9.70        11.37
     68        25-Jun-11      9.69        11.36
     69        25-Jul-11      9.68        11.35
     70        25-Aug-11      9.68        11.34
     71        25-Sep-11      9.67        11.33
     72        25-Oct-11      9.67        11.32
     73        25-Nov-11      9.66        11.30
     74        25-Dec-11      9.65        11.29
     75        25-Jan-12      9.65        11.27
-------------------------------------------------------

(1) Assumes no losses, 10% cleanup call, 100% PPC on the Adjustable Rate loan collateral, 23% HEP on the Fixed Rate loan collateral and 1 month LIBOR, 6 month LIBOR, and 1 Year LIBOR remain con stant at 4.065%, 4.371% and 4.533%, respectively.
(2) Assumes no losses, 10% cleanup call, 100% PPC on the Adjustable Rate loan collateral, 23% HEP on the Fixed Rate loan collateral and 1 month LIBOR, 6 month LIBOR, and 1 Year LIBOR remain constant at 4.065%, 4.371% and 4.533%, in month 1, respectively, and then all increasing to 20.00% thereafter.


------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                13


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                                                   COMPUTATIONAL MATERIALS FOR
                                                         C-BASS 2005-CB7 TRUST
------------------------------------------------------------------------------



         Mezzanine Certificates Hypothetical Available Funds Cap Table

-------------------------------------------------------
    Period      Payment      Net WAC      Net WAC Cap
                Date         Cap (1)      (2)
-------------------------------------------------------
      1          25-Nov-05     12.67         12.67
      2          25-Dec-05      6.76         10.00
      3          25-Jan-06      6.54         10.00
      4          25-Feb-06      6.54         10.00
      5          25-Mar-06      7.25         10.00
      6          25-Apr-06      6.55         10.00
      7          25-May-06      6.77         10.00
      8          25-Jun-06      6.55         10.00
      9          25-Jul-06      6.78         10.00
      10         25-Aug-06      6.57         10.00
      11         25-Sep-06      6.58         10.00
      12         25-Oct-06      6.81         10.00
      13         25-Nov-06      6.60         10.00
      14         25-Dec-06      6.83         10.00
      15         25-Jan-07      6.62         10.00
      16         25-Feb-07      6.63         10.00
      17         25-Mar-07      7.35         10.00
      18         25-Apr-07      6.65         10.00
      19         25-May-07      6.89         10.00
      20         25-Jun-07      6.72         10.00
      21         25-Jul-07      6.99         10.00
      22         25-Aug-07      7.03         10.00
      23         25-Sep-07      8.56         10.00
      24         25-Oct-07      8.89         10.00
      25         25-Nov-07      8.62         10.00
      26         25-Dec-07      8.93         10.00
      27         25-Jan-08      8.67         10.00
      28         25-Feb-08      8.75         10.00
      29         25-Mar-08      9.87         10.05
      30         25-Apr-08      9.25         10.00
      31         25-May-08      9.57         10.00
      32         25-Jun-08      9.28         10.00
      33         25-Jul-08      9.61         10.00
      34         25-Aug-08      9.36         10.00
      35         25-Sep-08      9.64         10.48
      36         25-Oct-08      9.99         10.87
      37         25-Nov-08      9.69         10.54
      38         25-Dec-08      9.74         10.61
-------------------------------------------------------

-------------------------------------------------------
   Period      Payment     Net WAC      Net WAC
               Date        Cap (1)      Cap (2)
-------------------------------------------------------
     39        25-Jan-09      9.42        10.27
     40        25-Feb-09      9.43        10.36
     41        25-Mar-09      10.52       12.14
     42        25-Apr-09      9.49        10.97
     43        25-May-09      9.81        11.32
     44        25-Jun-09      9.48        10.95
     45        25-Jul-09      9.79        11.31
     46        25-Aug-09      9.47        10.97
     47        25-Sep-09      9.47        11.09
     48        25-Oct-09      9.78        11.45
     49        25-Nov-09      9.46        11.07
     50        25-Dec-09      9.77        11.43
     51        25-Jan-10      9.45        11.05
     52        25-Feb-10      9.44        11.06
     53        25-Mar-10      10.45       12.32
     54        25-Apr-10      9.43        11.12
     55        25-May-10      9.74        11.48
     56        25-Jun-10      9.42        11.09
     57        25-Jul-10      9.73        11.45
     58        25-Aug-10      9.43        11.11
     59        25-Sep-10      9.43        11.10
     60        25-Oct-10      9.74        11.46
     61        25-Nov-10      9.42        11.07
     62        25-Dec-10      9.73        11.43
     63        25-Jan-11      9.41        11.05
     64        25-Feb-11      9.40        11.05
     65        25-Mar-11      10.40       12.22
     66        25-Apr-11      9.39        11.02
     67        25-May-11      9.70        11.37
     68        25-Jun-11      9.38        10.99
     69        25-Jul-11      9.68        11.35
     70        25-Aug-11      9.37        10.98
     71        25-Sep-11      9.36        10.96
     72        25-Oct-11      9.67        11.32
     73        25-Nov-11      9.35        10.94
     74        25-Dec-11      9.65        11.29
     75        25-Jan-12      9.33        10.91
-------------------------------------------------------
(3) Assumes no losses, 10% cleanup call, 100% PPC on the Adjustable Rate loan collateral, 23% HEP on the Fixed Rate loan collateral and 1 month LIBOR, 6 month LIBOR, and 1 Year LIBOR remain constant at 4.065%, 4.371% and 4.533%, respectively.
(4) Assumes no losses, 10% cleanup call, 100% PPC on the Adjust able Rate loan collateral, 23% HEP on the Fixed Rate loan collateral and 1 month LIBOR, 6 month LIBOR, and 1 Year LIBOR remain constant at 4.065%, 4.371% and 4.533%, in month 1, respectively, and then all increasing to 20.00% thereafter.


------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                14

                                                   COMPUTATIONAL MATERIALS FOR
                                                         C-BASS 2005-CB7 TRUST
------------------------------------------------------------------------------



                             BOND SUMMARY TO CALL

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                        0%                    80%                100%                150%                   200%
--------------------------------------------------------------------------------------------------------------------------------
Class AF-1
WAL                                  14.77                   1.13                0.95                0.68                   0.53
Principal Window             11/05 - 08/27          11/05 - 11/07       11/05 - 07/07       11/05 - 01/07          11/05 - 10/06
Principal # Months                     262                     25                  21                  15                     12
--------------------------------------------------------------------------------------------------------------------------------
Class AF-2
WAL                                  25.48                   3.09                2.20                1.57                   1.20
Principal Window             08/27 - 06/34          11/07 - 06/11       07/07 - 09/08       01/07 - 09/07          10/06 - 05/07
Principal # Months                      83                     44                  15                   9                      8
--------------------------------------------------------------------------------------------------------------------------------
Class AF-3
WAL                                  28.63                   7.37                4.36                1.95                   1.59
Principal Window             06/34 - 06/34          06/11 - 10/13       09/08 - 01/12       09/07 - 11/07          05/07 - 06/07
Principal # Months                       1                     29                  41                   3                      2
--------------------------------------------------------------------------------------------------------------------------------
Class AF-4
WAL                                  14.25                   6.47                5.87                2.21                   1.74
Principal Window             11/08 - 06/34          04/09 - 10/13       02/10 - 01/12       11/07 - 04/08          06/07 - 08/07
Principal # Months                     308                     55                  24                   6                      3
--------------------------------------------------------------------------------------------------------------------------------
Class M-1
WAL                                  26.33                   5.33                4.76                3.43                   2.04
Principal Window             01/28 - 06/34          03/09 - 10/13       10/09 - 01/12       04/08 - 08/09          08/07 - 03/08
Principal # Months                      78                     56                  28                  17                      8
--------------------------------------------------------------------------------------------------------------------------------
Class M-2
WAL                                  26.33                   5.30                4.59                3.79                   2.38
Principal Window             01/28 - 06/34          02/09 - 10/13       07/09 - 01/12       08/09 - 08/09          03/08 - 03/08
Principal # Months                      78                     57                  31                   1                      1
--------------------------------------------------------------------------------------------------------------------------------
Class M-3
WAL                                  26.33                   5.29                4.49                3.76                   2.38
Principal Window             01/28 - 06/34          01/09 - 10/13       05/09 - 01/12       06/09 - 08/09          03/08 - 03/08
Principal # Months                      78                     58                  33                   3                      1
--------------------------------------------------------------------------------------------------------------------------------
Class M-4
WAL                                  26.33                   5.29                4.44                3.55                   2.32
Principal Window             01/28 - 06/34          01/09 - 10/13       04/09 - 01/12       03/09 - 08/09          01/08 - 03/08
Principal # Months                      78                     58                  34                   6                      3
--------------------------------------------------------------------------------------------------------------------------------
Class M-5
WAL                                  26.33                   5.27                4.40                3.39                   2.20
Principal Window             01/28 - 06/34          12/08 - 10/13       03/09 - 01/12       01/09 - 08/09          11/07 - 03/08
Principal # Months                      78                     59                  35                   8                      5
--------------------------------------------------------------------------------------------------------------------------------
Class M-6
WAL                                  26.33                   5.27                4.37                3.27                   2.12
Principal Window             01/28 - 06/34          12/08 - 10/13       02/09 - 01/12       11/08 - 08/09          11/07 - 03/08
Principal # Months                      78                     59                  36                  10                      5
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                15

                                                   COMPUTATIONAL MATERIALS FOR
                                                         C-BASS 2005-CB7 TRUST
------------------------------------------------------------------------------


                           BOND SUMMARY TO MATURITY

-----------------------------------------------------------------------------------------------------------------------------
Prepayment Speed                      0%                  80%                 100%                150%                   200%
-----------------------------------------------------------------------------------------------------------------------------
Class AF-1
WAL                                14.77                 1.13                 0.95                0.68                   0.53
Principal Window           11/05 - 08/27        11/05 - 11/07        11/05 - 07/07       11/05 - 01/07          11/05 - 10/06
Principal # Months                   262                   25                   21                  15                     12
-----------------------------------------------------------------------------------------------------------------------------
Class AF-2
WAL                                25.48                 3.09                 2.20                1.57                   1.20
Principal Window           08/27 - 06/34        11/07 - 06/11        07/07 - 09/08       01/07 - 09/07          10/06 - 05/07
Principal # Months                    83                   44                   15                   9                      8
-----------------------------------------------------------------------------------------------------------------------------
Class AF-3
WAL                                29.25                10.03                 5.07                1.95                   1.59
Principal Window           06/34 - 08/35        06/11 - 11/22        09/08 - 01/20       09/07 - 11/07          05/07 - 06/07
Principal # Months                    15                  138                  137                   3                      2
-----------------------------------------------------------------------------------------------------------------------------
Class AF-4
WAL                                14.25                 6.74                 7.15                2.21                   1.74
Principal Window           11/08 - 06/35        04/09 - 09/22        02/10 - 06/19       11/07 - 04/08          06/07 - 08/07
Principal # Months                   320                  162                  113                   6                      3
-----------------------------------------------------------------------------------------------------------------------------
Class M-1
WAL                                26.45                 5.90                 5.24                5.62                   3.18
Principal Window           01/28 - 07/35        03/09 - 06/20        10/09 - 02/18       04/08 - 01/15          08/07 - 01/12
Principal # Months                    91                  136                  101                  82                     54
-----------------------------------------------------------------------------------------------------------------------------
Class M-2
WAL                                26.45                 5.88                 5.06                4.77                   3.39
Principal Window           01/28 - 07/35        02/09 - 05/20        07/09 - 09/17       11/09 - 03/13          08/08 - 10/10
Principal # Months                    91                  136                   99                  41                     27
-----------------------------------------------------------------------------------------------------------------------------
Class M-3
WAL                                26.45                 5.84                 4.95                4.10                   2.75
Principal Window           01/28 - 06/35        01/09 - 11/19        05/09 - 03/17       06/09 - 11/12          03/08 - 07/10
Principal # Months                    90                  131                   95                  42                     29
-----------------------------------------------------------------------------------------------------------------------------
Class M-4
WAL                                26.45                 5.83                 4.88                3.82                   2.51
Principal Window           01/28 - 06/35        01/09 - 06/19        04/09 - 10/16       03/09 - 08/12          01/08 - 04/10
Principal # Months                    90                  126                   91                  42                     28
-----------------------------------------------------------------------------------------------------------------------------
Class M-5
WAL                                26.45                 5.80                 4.83                3.65                   2.38
Principal Window           01/28 - 06/35        12/08 - 03/19        03/09 - 06/16       01/09 - 05/12          11/07 - 02/10
Principal # Months                    90                  124                   88                  41                     28
-----------------------------------------------------------------------------------------------------------------------------
Class M-6
WAL                                26.44                 5.78                 4.78                3.51                   2.30
Principal Window           01/28 - 05/35        12/08 - 09/18        02/09 - 12/15       11/08 - 01/12          11/07 - 12/09
Principal # Months                    89                  118                   83                  39                     26
-----------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                16

                                                   COMPUTATIONAL MATERIALS FOR
                                                         C-BASS 2005-CB7 TRUST
------------------------------------------------------------------------------


        C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB7
                               Total Collateral
                                Summary Report
                                --------------


Statistical Calculation Date                                          October 1, 2005

Number of Mortgage Loans                                                        2,704
Total Original Balance                                                $437,141,812.41
Total Current Principal Balance                                       $434,535,748.06

                                                                              Average                                 Range
Average Original Balance                                                  $161,664.87            $7,500.00 to $1,000,000.00
Average Current Principal Balance                                         $160,701.09              $833.77 to $1,000,000.00

                                                                 Weighted Average (1)                              Range(1)
Original Weighted Average Term                                             343 months               60 months to 360 months
Remaining Weighted Average Term                                            338 months               18 months to 360 months
Weighted Average Mortgage Rate                                                 7.087%                     4.500% to 14.990%
Weighted Average Margin (ARM Only)                                             6.057%                      2.250% to 9.450%
Weighted Average Maximum Rate (ARM Only)                                      13.005%                    10.000% to 21.860%
Weighted Average Minimum Rate (ARM Only)                                       6.752%                     2.250% to 13.000%
Weighted Average Periodic Cap (ARM Only)                                       1.108%                      1.000% to 3.000%
Weighted Average Initial Cap (ARM Only)                                        2.900%                      1.000% to 6.000%
Weighted Average Months to Next Adjustment (ARM Only)                       24 months                 1 months to 59 months

Weighted Average Original CLTV Ratio                                           80.07%                     11.50% to 142.05%
WA FICO Score                                                                     636                            443 to 823

                                                                      Percent of Pool
Fixed Rate Mortgage Loans                                                      21.25%
Adjustable Mortgage Loans                                                      78.75%

Six Month Libor (ARM Only)                                                     99.68%
Other Indices (ARM Only)                                                        0.32%

Balloon Mortgage Loans                                                          8.61%

First Liens                                                                    92.10%
Second Liens                                                                    7.90%

Actuarial Loans                                                                50.41%
Interest Only Loans                                                            49.59%

Sub-Prime Mortgage Loans                                                       62.53%
Owner-financed Mortgage Loans                                                   0.60%

Prepayment Charges                                                             89.20%
Primary Mortgage Insurance                                                      0.00%
                                      1) Non-zero Weighted Average and Minimum Value.



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                17

                                                   COMPUTATIONAL MATERIALS FOR
                                                         C-BASS 2005-CB7 TRUST
------------------------------------------------------------------------------

                              Original Mortgage Loan Principal Balances
                              -----------------------------------------

--------------------------------------------------------------------------------------------------------------------
Original Mortgage                                  Number of           Aggregate Principal                Percent of
Loan Principal Balance ($)                    Mortgage Loans           Balance Outstanding                Loan Group
--------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                         157                 $2,854,802.74                    0.66%
25,000.01 - 50,000.00                                    453                 16,047,105.65                    3.69
50,000.01 - 75,000.00                                    302                 17,927,180.63                    4.13
75,000.01 - 100,000.00                                   176                 15,217,530.12                    3.50
100,000.01 - 125,000.00                                  178                 20,142,200.90                    4.64
125,000.01 - 150,000.00                                  227                 31,253,337.18                    7.19
150,000.01 - 175,000.00                                  185                 29,943,560.89                    6.89
175,000.01 - 200,000.00                                  169                 31,775,002.56                    7.31
200,000.01 - 225,000.00                                  132                 28,068,024.75                    6.46
225,000.01 - 250,000.00                                  118                 28,056,673.96                    6.46
250,000.01 - 275,000.00                                  113                 29,582,851.84                    6.81
275,000.01 - 300,000.00                                  104                 29,992,927.97                    6.90
300,000.01 - 325,000.00                                   94                 29,399,221.62                    6.77
325,000.01 - 350,000.00                                   64                 21,627,221.54                    4.98
350,000.01 - 500,000.00                                  192                 77,221,120.73                   17.77
500,000.01 - 1,000,000.00                                 40                 25,426,984.98                    5.85
--------------------------------------------------------------------------------------------------------------------
Total:                                                 2,704               $434,535,748.06                  100.00%


                            Mortgage Loan Principal Balances as of Cut-off Date
                            ---------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Current Mortgage                                   Number of           Aggregate Principal                Percent of
Loan Principal Balance ($)                    Mortgage Loans           Balance Outstanding                Loan Group
--------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                         188                 $3,415,084.67                    0.79%
25,000.01 - 50,000.00                                    458                 17,099,707.00                    3.94
50,000.01 - 75,000.00                                    274                 16,849,003.32                    3.88
75,000.01 - 100,000.00                                   173                 15,151,764.39                    3.49
100,000.01 - 125,000.00                                  179                 20,352,292.40                    4.68
125,000.01 - 150,000.00                                  223                 30,864,017.96                    7.10
150,000.01 - 175,000.00                                  185                 30,001,687.85                    6.90
175,000.01 - 200,000.00                                  167                 31,427,163.08                    7.23
200,000.01 - 225,000.00                                  133                 28,286,281.79                    6.51
225,000.01 - 250,000.00                                  120                 28,586,979.03                    6.58
250,000.01 - 275,000.00                                  111                 29,098,468.61                    6.70
275,000.01 - 300,000.00                                  103                 29,728,749.09                    6.84
300,000.01 - 325,000.00                                   94                 29,399,221.62                    6.77
325,000.01 - 350,000.00                                   64                 21,627,221.54                    4.98
350,000.01 - 500,000.00                                  192                 77,221,120.73                   17.77
500,000.01 - 1,000,000.00                                 40                 25,426,984.98                    5.85
--------------------------------------------------------------------------------------------------------------------
Total:                                                 2,704               $434,535,748.06                  100.00%



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                18

                                                   COMPUTATIONAL MATERIALS FOR
                                                         C-BASS 2005-CB7 TRUST
------------------------------------------------------------------------------




                                        Current Mortgage Rate
                                        ---------------------

----------------------------------------------------------------------------------------------------------------
                                                  Number of           Aggregate Principal             Percent of
Current Mortgage Rate (%)                    Mortgage Loans           Balance Outstanding             Loan Group
----------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                             5                 $2,235,108.05                  0.51%
5.000 - 5.999                                           325                 82,904,169.46                 19.08
6.000 - 6.999                                           863                200,191,808.24                 46.07
7.000 - 7.999                                           406                 80,258,486.16                 18.47
8.000 - 8.999                                           197                 24,059,270.99                  5.54
9.000 - 9.999                                           297                 17,268,200.06                  3.97
10.000 - 10.999                                         337                 16,197,690.11                  3.73
11.000 - 11.999                                         173                  7,859,782.73                  1.81
12.000 - 12.999                                          70                  2,578,137.16                  0.59
13.000 - 13.999                                          27                    851,814.30                  0.20
14.000 - 14.999                                           4                    131,280.80                  0.03
----------------------------------------------------------------------------------------------------------------
Total:                                                2,704               $434,535,748.06                100.00%



                                     Remaining Months to Stated Maturity
                                     -----------------------------------

----------------------------------------------------------------------------------------------------------------
                                                  Number of           Aggregate Principal             Percent of
Remaining Term (Months)                      Mortgage Loans           Balance Outstanding             Loan Group
----------------------------------------------------------------------------------------------------------------
1 - 60                                                    8                    $97,239.12                  0.02%
61 - 120                                                112                  4,218,576.36                  0.97
121 - 180                                               732                 35,269,995.50                  8.12
181 - 240                                                50                  3,558,794.32                  0.82
241 - 300                                                94                  6,376,656.13                  1.47
301 - 360                                             1,708                385,014,486.63                 88.60
----------------------------------------------------------------------------------------------------------------
Total:                                                2,704               $434,535,748.06                100.00%


                                               Mortgage Loan Age Summary
                                               -------------------------

----------------------------------------------------------------------------------------------------------------
                                                  Number of           Aggregate Principal             Percent of
Mortgage Loan Age (Months)                   Mortgage Loans           Balance Outstanding             Loan Group
----------------------------------------------------------------------------------------------------------------
0 - 6                                                 2,342               $414,061,139.99                 95.29%
7 - 12                                                   95                  5,743,204.89                  1.32
13 - 18                                                  16                  1,722,126.96                  0.40
19 - 24                                                  13                  1,073,270.98                  0.25
25 - 30                                                   8                    556,188.71                  0.13
31 - 36                                                   1                     23,787.26                  0.01
37 - 42                                                   1                     37,869.02                  0.01
43 - 48                                                   3                     67,980.62                  0.02
49 - 54                                                   1                     60,360.72                  0.01
61 or greater                                           224                 11,189,818.91                  2.58
----------------------------------------------------------------------------------------------------------------
Total:                                                2,704               $434,535,748.06                100.00%



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                19

                                                   COMPUTATIONAL MATERIALS FOR
                                                         C-BASS 2005-CB7 TRUST
------------------------------------------------------------------------------


                                    Original Loan-to-Value Ratios
                                    -----------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   Number of           Aggregate Principal                Percent of
Original Loan-to-Value Ratio (%)              Mortgage Loans           Balance Outstanding                Loan Group
--------------------------------------------------------------------------------------------------------------------
0.00 - 25.00                                             725                $33,580,536.01                     7.73%
25.01 - 30.00                                              8                    597,446.68                     0.14
30.01 - 35.00                                             11                  1,009,771.44                     0.23
35.01 - 40.00                                             14                  1,579,160.77                     0.36
40.01 - 45.00                                             26                  4,230,681.76                     0.97
45.01 - 50.00                                             31                  4,825,326.19                     1.11
50.01 - 55.00                                             45                  7,131,774.31                     1.64
55.01 - 60.00                                             47                  9,519,605.82                     2.19
60.01 - 65.00                                             82                 16,274,429.98                     3.75
65.01 - 70.00                                            122                 25,063,058.41                     5.77
70.01 - 75.00                                            185                 37,477,931.36                     8.62
75.01 - 80.00                                            817                177,051,402.23                    40.74
80.01 - 85.00                                            189                 38,274,577.75                     8.81
85.01 - 90.00                                            251                 53,762,397.79                    12.37
90.01 - 95.00                                             79                 12,353,129.02                     2.84
95.01 - 100.00                                            67                 11,174,036.74                     2.57
100.01 - 105.00                                            3                    546,455.98                     0.13
105.01 - 110.00                                            2                     84,025.82                     0.02
--------------------------------------------------------------------------------------------------------------------
Total:                                                 2,704               $434,535,748.06                   100.00%




                                      Original Combined Loan-to-Value Ratios
                                      --------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Number of           Aggregate Principal             Percent of
Original Combined Loan-to-Value Ratio        Mortgage Loans           Balance Outstanding             Loan Group
(%)
--------------------------------------------------------------------------------------------------------------------
0.00 - 25.00                                              4                   $197,647.72                   0.05%
25.01 - 30.00                                             3                    141,708.18                   0.03
30.01 - 35.00                                             9                    861,477.88                   0.20
35.01 - 40.00                                            16                  1,646,399.51                   0.38
40.01 - 45.00                                            26                  4,230,681.76                   0.97
45.01 - 50.00                                            31                  4,825,326.19                   1.11
50.01 - 55.00                                            45                  7,202,934.55                   1.66
55.01 - 60.00                                            48                  9,569,455.81                   2.20
60.01 - 65.00                                            83                 16,321,455.59                   3.76
65.01 - 70.00                                           122                 25,063,058.41                   5.77
70.01 - 75.00                                           187                 37,644,256.11                   8.66
75.01 - 80.00                                           822                177,248,606.14                  40.79
80.01 - 85.00                                           193                 38,519,721.51                   8.86
85.01 - 90.00                                           277                 54,974,896.95                  12.65
90.01 - 95.00                                           157                 15,598,490.45                   3.59
95.01 - 100.00                                          654                 38,786,856.96                   8.93
100.01 - 105.00                                          20                  1,446,650.01                   0.33
105.01 - 110.00                                           2                     84,025.82                   0.02
110.01 - 115.00                                           1                     72,257.73                   0.02
120.01 - 125.00                                           1                     58,054.98                   0.01
125.01 - 130.00                                           1                     12,591.00                   0.00
130.01 or greater                                         2                     29,194.80                   0.01
--------------------------------------------------------------------------------------------------------------------
Total:                                                2,704               $434,535,748.06                 100.00%



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                20

                                                   COMPUTATIONAL MATERIALS FOR
                                                         C-BASS 2005-CB7 TRUST
------------------------------------------------------------------------------


                                        Occupancy Status Summary
                                        ------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Number of           Aggregate Principal             Percent of
Occupancy Status                             Mortgage Loans           Balance Outstanding             Loan Group
--------------------------------------------------------------------------------------------------------------------
Primary                                               2,581               $416,194,168.19                  95.78%
Investor                                                109                 16,241,041.63                   3.74
Secondary                                                14                  2,100,538.24                   0.48
--------------------------------------------------------------------------------------------------------------------
Total:                                                2,704               $434,535,748.06                 100.00%



                                         Property Type Summary
                                         ---------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Number of           Aggregate Principal             Percent of
Property Type                                Mortgage Loans           Balance Outstanding             Loan Group
--------------------------------------------------------------------------------------------------------------------
Single Family                                         1,989               $323,220,179.47                  74.38%
PUD                                                     350                 71,876,736.29                  16.54
Condo                                                   161                 18,605,056.83                   4.28
2-4 Family                                              122                 16,149,478.67                   3.72
Manufactured Housing                                     58                  3,109,389.24                   0.72
Townhouse                                                19                  1,227,597.05                   0.28
Hi-Rise Condo                                             5                    347,310.51                   0.08
--------------------------------------------------------------------------------------------------------------------
Total:                                                2,704               $434,535,748.06                 100.00%



                                          Loan Purpose Summary
                                         ----------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Number of           Aggregate Principal             Percent of
Purpose Type                                 Mortgage Loans           Balance Outstanding             Loan Group
--------------------------------------------------------------------------------------------------------------------
Purchase                                              1,270               $183,080,696.22                  42.13%
Cash Out                                              1,340                239,576,211.93                  55.13
Refinance                                                94                 11,878,839.91                   2.73
--------------------------------------------------------------------------------------------------------------------
Total:                                                2,704               $434,535,748.06                 100.00%


                                       Documentation Type Summary
                                       ---------------------------

--------------------------------------------------------------------------------------------------------------------
                                                  Number of           Aggregate Principal             Percent of
Documentation Type                           Mortgage Loans           Balance Outstanding             Loan Group
--------------------------------------------------------------------------------------------------------------------
Full                                                  1,360               $213,029,009.47                  49.02%
Stated Income                                         1,162                201,807,579.89                  46.44
Limited                                                  56                  9,651,821.19                   2.22
Alternative                                              66                  4,639,641.63                   1.07
None                                                     48                  4,431,113.38                   1.02
Missing                                                  10                    686,952.08                   0.16
Streamlined                                               2                    289,630.42                   0.07
--------------------------------------------------------------------------------------------------------------------
Total:                                                2,704               $434,535,748.06                 100.00%



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                21

                                                   COMPUTATIONAL MATERIALS FOR
                                                         C-BASS 2005-CB7 TRUST
------------------------------------------------------------------------------


                                             Product Type Summary
                                             --------------------

----------------------------------------------------------------------------------------------------------------
                                                  Number of           Aggregate Principal             Percent of
Product Type                                 Mortgage Loans           Balance Outstanding             Loan Group
----------------------------------------------------------------------------------------------------------------
2 Hybrid ARM                                          1,181               $278,518,554.68                 64.10%
Fixed                                                   507                 56,755,711.81                 13.06
3 Hybrid ARM                                            244                 48,745,974.50                 11.22
Fixed Balloon                                           714                 35,592,445.95                  8.19
5 Hybrid ARM                                             34                  7,994,404.11                  1.84
LIBOR-6M                                                 16                  4,888,956.29                  1.13
ARM Balloon                                               7                  1,820,100.72                  0.42
1 Hybrid ARM                                              1                    219,600.00                  0.05
----------------------------------------------------------------------------------------------------------------
Total:                                                2,704               $434,535,748.06                100.00%



                                              Index Type Summary
                                              ------------------

----------------------------------------------------------------------------------------------------------------
                                                  Number of           Aggregate Principal             Percent of
Index Type                                   Mortgage Loans           Balance Outstanding             Loan Group
----------------------------------------------------------------------------------------------------------------
Six Month Libor                                       1,479               $341,105,630.62                 78.50%
Fixed                                                 1,221                 92,348,157.76                 21.25
LIBOR-1M                                                  3                    862,359.68                  0.20
One Year Libor                                            1                    219,600.00                  0.05
----------------------------------------------------------------------------------------------------------------
Total:                                                2,704               $434,535,748.06                100.00%



                                           Geographical Distributions
                                           --------------------------

----------------------------------------------------------------------------------------------------------------
                                                 Number of              Aggregate Principal           Percent of
State                                       Mortgage Loans              Balance Outstanding           Loan Group
----------------------------------------------------------------------------------------------------------------
California                                             589                  $145,980,306.04               33.59%
Florida                                                409                    63,282,472.25               14.56
Arizona                                                158                    27,202,947.46                6.26
New York                                               115                    21,614,404.08                4.97
Nevada                                                 103                    20,291,860.57                4.67
Virginia                                                95                    18,879,755.98                4.34
Maryland                                                96                    17,452,198.14                4.02
Illinois                                               105                    12,750,244.83                2.93
Washington                                              62                    10,953,683.57                2.52
Oregon                                                  59                    10,549,946.97                2.43
New Jersey                                              50                     6,708,424.56                1.54
Texas                                                   76                     5,594,504.83                1.29
Michigan                                                54                     5,557,423.52                1.28
Pennsylvania                                            52                     5,111,448.59                1.18
Connecticut                                             38                     5,018,631.01                1.15
Other                                                  643                    57,587,495.66               13.25
----------------------------------------------------------------------------------------------------------------
Total:                                               2,704                  $434,535,748.06              100.00%



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                22

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------


                                   Original Prepayment Penalty Term Summary
                                   ----------------------------------------

-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Original Prepayment Penalty Term          Mortgage Loans          Balance Outstanding              Loan Group
(Months)
-------------------------------------------------------------------------------------------------------------
0                                                    676               $46,919,107.21                  10.80%
6                                                      7                   733,893.39                   0.17
12                                                   194                39,182,275.95                   9.02
21                                                     1                   264,000.00                   0.06
24                                                 1,136               230,915,622.14                  53.14
30                                                     2                   158,386.94                   0.04
36                                                   484                82,627,744.84                  19.02
48                                                     2                   221,389.22                   0.05
60                                                   202                33,513,328.37                   7.71
-------------------------------------------------------------------------------------------------------------
Total:                                             2,704              $434,535,748.06                 100.00%



                                              FICO Score Summary
                                              ------------------

-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
FICO Score                                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
N/A                                                    5                  $196,707.62                   0.05%
1 - 500                                               30                 3,151,182.15                   0.73
501 - 525                                             90                13,431,299.88                   3.09
526 - 550                                            191                37,054,190.16                   8.53
551 - 575                                            223                43,571,603.55                  10.03
576 - 600                                            276                38,987,726.35                   8.97
601 - 625                                            391                53,793,037.60                  12.38
626 - 650                                            468                63,962,128.04                  14.72
651 - 675                                            333                52,443,699.77                  12.07
676 - 700                                            264                44,706,329.67                  10.29
701 - 725                                            196                37,307,418.36                   8.59
726 - 750                                            125                23,114,000.23                   5.32
751 - 775                                             74                16,875,408.20                   3.88
776 - 800                                             28                 5,022,389.71                   1.16
801 - 825                                             10                   918,626.77                   0.21
-------------------------------------------------------------------------------------------------------------
Total:                                             2,704              $434,535,748.06                 100.00%


                                          Delinquency Status Summary
                                          --------------------------

-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Delinquency Status                        Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Current                                            2,704              $434,535,748.06                 100.00%
-------------------------------------------------------------------------------------------------------------
Total:                                             2,704              $434,535,748.06                 100.00%



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                23

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------


                               Margin of Adjustable Rate Mortgage Loans Summary
                               ------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Margin (%)                                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                         28                $8,957,089.62                   2.62%
3.000 - 3.999                                         32                 6,436,369.90                   1.88
4.000 - 4.999                                         63                15,356,042.84                   4.49
5.000 - 5.999                                        480               119,928,758.39                  35.05
6.000 - 6.999                                        605               136,216,393.92                  39.81
7.000 - 7.999                                        221                46,872,833.02                  13.70
8.000 - 8.999                                         50                 7,745,079.74                   2.26
9.000 - 9.999                                          4                   675,022.87                   0.20
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%

                     Next Rate Adjustment Date of Adjustable Rate Mortgage Loans Summary
                     -------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Next Rate Adjustment Date                 Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
2005-10                                                1                  $876,749.80                   0.26%
2005-11                                               10                 1,545,477.89                   0.45
2005-12                                                9                 2,147,559.02                   0.63
2006-01                                                6                   625,238.26                   0.18
2006-02                                                4                   657,082.63                   0.19
2006-03                                                3                   256,990.22                   0.08
2006-04                                                6                   750,857.84                   0.22
2006-07                                                1                   219,600.00                   0.06
2006-09                                                2                   485,167.36                   0.14
2007-03                                                1                   183,542.49                   0.05
2007-04                                               48                 8,684,037.87                   2.54
2007-05                                               43                 8,353,835.50                   2.44
2007-06                                               82                18,349,735.00                   5.36
2007-07                                              208                48,495,507.45                  14.17
2007-08                                              423               104,002,001.21                  30.39
2007-09                                              364                89,678,458.81                  26.21
2007-10                                                1                   117,810.00                   0.03
2007-12                                                1                   213,874.93                   0.06
2008-04                                                3                   348,790.98                   0.10
2008-05                                               14                 2,168,531.33                   0.63
2008-06                                               11                 2,514,045.57                   0.73
2008-07                                               29                 6,951,758.64                   2.03
2008-08                                              123                24,383,244.75                   7.13
2008-09                                               56                12,183,288.64                   3.56
2009-05                                                1                   411,989.33                   0.12
2010-06                                               11                 2,831,566.11                   0.83
2010-07                                                9                 1,949,154.44                   0.57
2010-08                                                8                 1,463,094.23                   0.43
2010-09                                                5                 1,338,600.00                   0.39
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%




------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO OMITTED] JPMorgan               24

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------


                         Maximum Rate of Adjustable Rate Mortgage Loans Summary
                         ------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Maximum Rate (%)                          Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                       35                $9,636,822.90                   2.82%
11.000 - 11.999                                      215                56,116,776.09                  16.40
12.000 - 12.999                                      507               126,333,361.89                  36.92
13.000 - 13.999                                      415                92,720,797.47                  27.10
14.000 - 14.999                                      214                43,340,072.62                  12.67
15.000 - 15.999                                       70                11,441,923.05                   3.34
16.000 - 16.999                                       16                 1,558,797.97                   0.46
17.000 or greater                                     11                 1,039,038.31                   0.30
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


                         Minimum Rate of Adjustable Rate Mortgage Loans Summary
                         ------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Minimum Rate (%)                          Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
N/A                                                  323               $80,399,159.59                  23.50%
2.000 - 2.999                                          2                   691,909.33                   0.20
3.000 - 3.999                                          1                   191,359.79                   0.06
4.000 - 4.999                                          4                 1,717,708.05                   0.50
5.000 - 5.999                                        172                44,002,267.06                  12.86
6.000 - 6.999                                        586               137,112,069.43                  40.07
7.000 - 7.999                                        278                60,205,149.65                  17.59
8.000 - 8.999                                         79                14,308,947.98                   4.18
9.000 - 9.999                                         27                 2,874,656.96                   0.84
10.000 - 10.999                                        7                   475,723.81                   0.14
11.000 - 11.999                                        2                   144,471.96                   0.04
12.000 - 12.999                                        1                    21,567.91                   0.01
14.000 - 14.999                                        1                    42,598.78                   0.01
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


            Initial Periodic Rate Cap of Adjustable Rate Mortgage Loans Summary
            -------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Initial Periodic Rate Cap (%)             Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
1.000                                                 43                $9,490,703.49                   2.77%
1.250                                                  1                    83,483.77                   0.02
1.500                                                 14                 3,332,821.46                   0.97
2.000                                                 57                13,098,964.48                   3.83
3.000                                              1,364               314,882,727.77                  92.02
5.000                                                  3                   886,900.00                   0.26
6.000                                                  1                   411,989.33                   0.12
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


                    Subsequent Periodic Rate Cap of Adjustable Rate Mortgage Loans Summary
                    ----------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Subsequent Periodic Rate Cap (%)          Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
1.000                                              1,142              $269,659,655.01                  78.80%
1.250                                                  1                    83,483.77                   0.02
1.500                                                336                71,515,086.72                  20.90
2.000                                                  3                   809,453.86                   0.24
3.000                                                  1                   119,910.94                   0.04
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan                25

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------


                       C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB7
                                              Group I Collateral
                                                Summary Report
                                                --------------
Statistical Calculation Date                                         October 1, 2005

Number of Mortgage Loans                                                       1,483
Total Original Balance                                               $342,591,615.69
Total Current Principal Balance                                      $342,187,590.30

                                                                             Average                                    Range
Average Original Balance                                                 $231,012.55              $22,750.00 to $1,000,000.00
Average Current Principal Balance                                        $230,740.11              $21,567.91 to $1,000,000.00

                                                                Weighted Average (1)                                Range (1)
Original Weighted Average Term                                            360 months                 360 months to 360 months
Remaining Weighted Average Term                                           357 months                 258 months to 360 months
Weighted Average Mortgage Rate                                                6.709%                        4.500% to 13.000%
Weighted Average Margin (ARM Only)                                            6.057%                         2.250% to 9.450%
Weighted Average Maximum Rate (ARM Only)                                     13.005%                       10.000% to 21.860%
Weighted Average Minimum Rate (ARM Only)                                      6.752%                        2.250% to 13.000%
Weighted Average Periodic Cap (ARM Only)                                      1.108%                         1.000% to 3.000%
Weighted Average Initial Cap (ARM Only)                                       2.900%                         1.000% to 6.000%
Weighted Average Months to Next Adjustment (ARM Only)                      24 months                    1 months to 59 months

Weighted Average Original CLTV Ratio                                          78.64%                        17.58% to 100.01%
WA FICO Score                                                                    634                               466 to 813

                                                                     Percent of Pool
Fixed Rate Mortgage Loans                                                      0.00%
Adjustable Mortgage Loans                                                    100.00%

Six Month Libor (ARM Only)                                                    99.68%
Other Indices (ARM Only)                                                       0.32%

Balloon Mortgage Loans                                                         0.53%

First Liens                                                                  100.00%
Second Liens                                                                   0.00%

Actuarial Loans                                                               38.43%
Interest Only Loans                                                           61.57%

Sub-Prime Mortgage Loans                                                      58.38%
Owner-financed Mortgage Loans                                                  0.00%

Prepayment Charges                                                            94.40%
Primary Mortgage Insurance                                                     0.00%
                                      1) Non-zero Weighted Average and Minimum Value



------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.


[LOGO OMITTED] JPMorgan                26

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                 Original Principal Balances of Group I Loans
                                 --------------------------------------------
-------------------------------------------------------------------------------------------------------------
Original Mortgage                              Number of          Aggregate Principal              Percent of
Loan Principal Balance ($)                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                       1                   $21,567.91                   0.01%
25,000.01 - 50,000.00                                  6                   249,741.93                   0.07
50,000.01 - 75,000.00                                 39                 2,423,464.74                   0.71
75,000.01 - 100,000.00                                65                 5,827,372.20                   1.70
100,000.01 - 125,000.00                              125                14,247,340.53                   4.16
125,000.01 - 150,000.00                              187                25,908,105.89                   7.57
150,000.01 - 175,000.00                              153                24,769,130.37                   7.24
175,000.01 - 200,000.00                              141                26,479,144.79                   7.74
200,000.01 - 225,000.00                              118                25,088,936.74                   7.33
225,000.01 - 250,000.00                              105                24,930,652.94                   7.29
250,000.01 - 275,000.00                               96                25,155,976.66                   7.35
275,000.01 - 300,000.00                               94                27,122,670.64                   7.93
300,000.01 - 325,000.00                               85                26,600,661.54                   7.77
325,000.01 - 350,000.00                               58                19,590,861.56                   5.73
350,000.01 - 500,000.00                              170                68,344,976.88                  19.97
500,000.01 - 1,000,000.00                             40                25,426,984.98                   7.43
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


                        Current Principal Balances as of Cut-off Date of Group I Loans
                        --------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Current Mortgage                               Number of          Aggregate Principal              Percent of
Loan Principal Balance ($)                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                       1                   $21,567.91                   0.01%
25,000.01 - 50,000.00                                  8                   343,729.53                   0.10
50,000.01 - 75,000.00                                 38                 2,400,416.37                   0.70
75,000.01 - 100,000.00                                65                 5,854,574.66                   1.71
100,000.01 - 125,000.00                              126                14,392,101.36                   4.21
125,000.01 - 150,000.00                              185                25,665,203.37                   7.50
150,000.01 - 175,000.00                              155                25,116,969.85                   7.34
175,000.01 - 200,000.00                              139                26,131,305.31                   7.64
200,000.01 - 225,000.00                              119                25,307,193.78                   7.40
225,000.01 - 250,000.00                              106                25,212,146.65                   7.37
250,000.01 - 275,000.00                               94                24,656,225.91                   7.21
275,000.01 - 300,000.00                               94                27,122,670.64                   7.93
300,000.01 - 325,000.00                               85                26,600,661.54                   7.77
325,000.01 - 350,000.00                               58                19,590,861.56                   5.73
350,000.01 - 500,000.00                              170                68,344,976.88                  19.97
500,000.01 - 1,000,000.00                             40                25,426,984.98                   7.43
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%



------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan               27

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                    Current Mortgage Rate of Group I Loans
                                    --------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Current Mortgage Rate (%)                 Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
4.000 - 4.999                                          5                $2,235,108.05                   0.65%
5.000 - 5.999                                        262                68,696,568.57                  20.08
6.000 - 6.999                                        739               176,415,831.60                  51.56
7.000 - 7.999                                        341                73,528,618.86                  21.49
8.000 - 8.999                                         95                17,022,017.73                   4.97
9.000 - 9.999                                         30                 3,605,083.03                   1.05
10.000 - 10.999                                        7                   475,723.81                   0.14
11.000 - 11.999                                        2                   144,471.96                   0.04
12.000 - 12.999                                        1                    21,567.91                   0.01
13.000 - 13.999                                        1                    42,598.78                   0.01
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


                             Remaining Months to Stated Maturity of Group I Loans
                             ----------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Remaining Term (Months)                   Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
241 - 300                                             19                $1,361,138.49                   0.40%
301 - 360                                          1,464               340,826,451.81                  99.60
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


                                  Mortgage Loan Age Summary of Group I Loans
                                  ------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Mortgage Loan Age (Months)                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
0 - 6                                              1,450              $338,429,860.99                  98.90%
6 - 12                                                 2                   397,417.42                   0.12
13 - 18                                                5                 1,185,818.17                   0.35
19 - 24                                                6                   738,055.97                   0.22
25 - 30                                                1                    75,299.26                   0.02
61 or greater                                         19                 1,361,138.49                   0.40
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%



------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan             28


                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                Original Loan-to-Value Ratios of Group I Loans
                                ----------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Original Loan-to-Value Ration (%)         Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
0.00 - 25.00                                           2                  $125,312.68                   0.04%
25.01 - 30.00                                          2                    77,005.78                   0.02
30.01 - 35.00                                          4                   614,495.15                   0.18
35.01 - 40.00                                          5                   697,086.78                   0.20
40.01 - 45.00                                         20                 3,685,513.15                   1.08
45.01 - 50.00                                         20                 3,632,160.97                   1.06
50.01 - 55.00                                         32                 5,616,015.40                   1.64
55.01 - 60.00                                         30                 6,879,018.55                   2.01
60.01 - 65.00                                         55                13,215,471.23                   3.86
65.01 - 70.00                                         81                20,091,055.53                   5.87
70.01 - 75.00                                        134                30,849,876.17                   9.02
75.01 - 80.00                                        697               163,877,225.80                  47.89
80.01 - 85.00                                        135                31,904,670.73                   9.32
85.01 - 90.00                                        183                43,787,824.23                  12.80
90.01 - 95.00                                         39                 8,274,119.72                   2.42
95.01 - 100.00                                        43                 8,540,806.62                   2.50
100.01 - 105.00                                        1                   319,931.81                   0.09
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


                           Original Combined Loan-to-Value Ratios of Group I Loans
                           -------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Original Combined Loan-to-Value Ratio     Mortgage Loans          Balance Outstanding              Loan Group
(%)
-------------------------------------------------------------------------------------------------------------
0.00 - 25.00                                           2                  $125,312.68                   0.04%
25.01 - 30.00                                          2                    77,005.78                   0.02
30.01 - 35.00                                          4                   614,495.15                   0.18
35.01 - 40.00                                          5                   697,086.78                   0.20
40.01 - 45.00                                         20                 3,685,513.15                   1.08
45.01 - 50.00                                         20                 3,632,160.97                   1.06
50.01 - 55.00                                         32                 5,616,015.40                   1.64
55.01 - 60.00                                         30                 6,879,018.55                   2.01
60.01 - 65.00                                         55                13,215,471.23                   3.86
65.01 - 70.00                                         81                20,091,055.53                   5.87
70.01 - 75.00                                        134                30,849,876.17                   9.02
75.01 - 80.00                                        697               163,877,225.80                  47.89
80.01 - 85.00                                        135                31,904,670.73                   9.32
85.01 - 90.00                                        183                43,787,824.23                  12.80
90.01 - 95.00                                         39                 8,274,119.72                   2.42
95.01 - 100.00                                        43                 8,540,806.62                   2.50
100.01 - 105.00                                        1                   319,931.81                   0.09
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


                                  Occupancy Status Summary of Group I Loans
                                  -----------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Occupancy Status                          Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Primary                                            1,414              $327,765,858.45                  95.79%
Investor                                              65                13,593,634.94                   3.97
Secondary                                              4                   828,096.91                   0.24
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%



------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan               29

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                    Property Type Summary of Group I Loans
                                    --------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Property Type                             Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Single Family                                      1,121              $254,190,128.26                  74.28%
PUD                                                  229                62,112,604.34                  18.15
Condo                                                 77                14,280,887.36                   4.17
2-4 Family                                            38                 9,823,870.18                   2.87
Manufactured Housing                                   9                   822,153.16                   0.24
Townhouse                                              8                   815,011.68                   0.24
Hi-Rise Condo                                          1                   142,935.32                   0.04
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


                                    Loan Purpose Summary of Group I Loans
                                    -------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Purpose Type                              Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Cash Out                                             842              $190,016,570.13                  55.53%
Purchase                                             597               144,207,218.25                  42.14
Refinance                                             44                 7,963,801.92                   2.33
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


                                 Documentation Type Summary of Group I Loans
                                 -------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Documentation Type                        Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Full                                                 775              $165,214,568.17                  48.28%
Stated Income                                        654               164,266,971.45                  48.00
Limited                                               37                 8,510,913.89                   2.49
None                                                   7                 2,255,249.98                   0.66
Alternative                                            8                 1,650,256.39                   0.48
Streamlined                                            2                   289,630.42                   0.08
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%




------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan              30

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                    Product Type Summary of Group I Loans
                                    -------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Product Type                              Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
2 Hybrid ARM                                       1,181              $278,518,554.68                  81.39%
3 Hybrid ARM                                         244                48,745,974.50                  14.25
5 Hybrid ARM                                          34                 7,994,404.11                   2.34
LIBOR-6M                                              16                 4,888,956.29                   1.43
ARM Balloon                                            7                 1,820,100.72                   0.53
1 Hybrid ARM                                           1                   219,600.00                   0.06
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


                                     Index Type Summary of Group I Loans
                                     -----------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Index Type                                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Six Month Libor                                    1,479              $341,105,630.62                  99.68%
LIBOR-1M                                               3                   862,359.68                  0.25
One Year Libor                                         1                   219,600.00                  0.06
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                 100.00%


                                 Geographical Distributions of Group I Loans
                                 -------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
State                                     Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
California                                           429             $128,693,247.10                   37.61%
Florida                                              255               51,395,575.74                   15.02
Arizona                                              121               24,083,893.89                    7.04
Nevada                                                73               17,791,396.14                    5.20
Virginia                                              64               16,541,732.99                    4.83
Maryland                                              58               13,419,868.37                    3.92
New York                                              42               12,879,849.54                    3.76
Oregon                                                47                9,909,165.53                    2.90
Washington                                            42                9,713,972.17                    2.84
Illinois                                              47                9,097,417.37                    2.66
Michigan                                              29                4,543,039.26                    1.33
New Jersey                                            19                3,509,278.79                    1.03
Connecticut                                           18                3,438,304.17                    1.00
Colorado                                              17                3,064,616.14                    0.90
Massachusetts                                         13                3,028,626.34                    0.89
Other                                                209               31,077,606.76                    9.08
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483             $342,187,590.30                  100.00%



------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan             31

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                          Original Prepayment Penalty Term Summary of Group I Loans
                          ---------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Original Prepayment Penalty Term          Mortgage Loans          Balance Outstanding              Loan Group
(Months)
-------------------------------------------------------------------------------------------------------------

0                                                    110               $19,174,758.77                  5.60 %
6                                                      3                   512,071.02                  0.15
12                                                   122                34,046,915.08                  9.95
21                                                     1                   264,000.00                  0.08
24                                                   928               219,237,210.19                 64.07
36                                                   291                62,191,577.40                 18.17
60                                                    28                 6,761,057.84                  1.98
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                100.00 %


                                     FICO Score Summary of Group I Loans
                                     -----------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
FICO Score                                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
1 - 500                                               12                $2,299,691.49                  0.67 %
501 - 525                                             59                11,532,923.26                  3.37
526 - 550                                            144                33,429,951.09                  9.77
551 - 575                                            156                36,445,440.87                 10.65
576 - 600                                            154                31,328,969.17                  9.16
601 - 625                                            182                40,469,470.71                 11.83
626 - 650                                            212                47,265,467.92                 13.81
651 - 675                                            172                38,893,031.43                 11.37
676 - 700                                            138                33,329,080.51                  9.74
701 - 725                                            116                30,374,426.48                  8.88
726 - 750                                             73                19,133,428.94                  5.59
751 - 775                                             47                14,020,837.72                  4.10
776 - 800                                             14                 3,090,644.23                  0.90
801 - 825                                              4                   574,226.48                  0.17
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                100.00 %

                                 Delinquency Status Summary of Group I Loans
                                 -------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Delinquency Status                        Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Current                                            1,483              $342,187,590.30                100.00 %
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                100.00 %




------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan             32

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                       Margin Summary of Group I Loans
                                       -------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Margin (%)                                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                         28                $8,957,089.62                  2.62 %
3.000 - 3.999                                         32                 6,436,369.90                  1.88
4.000 - 4.999                                         63                15,356,042.84                  4.49
5.000 - 5.999                                        480               119,928,758.39                 35.05
6.000 - 6.999                                        605               136,216,393.92                 39.81
7.000 - 7.999                                        221                46,872,833.02                 13.70
8.000 - 8.999                                         50                 7,745,079.74                  2.26
9.000 - 9.999                                          4                   675,022.87                  0.20
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                100.00 %



                              Next Rate Adjustment Date Summary of Group I Loans
                              --------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Next Rate Adjustment Date                 Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
2005-10                                                1                  $876,749.80                  0.26 %
2005-11                                               10                 1,545,477.89                  0.45
2005-12                                                9                 2,147,559.02                  0.63
2006-01                                                6                   625,238.26                  0.18
2006-02                                                4                   657,082.63                  0.19
2006-03                                                3                   256,990.22                  0.08
2006-04                                                6                   750,857.84                  0.22
2006-07                                                1                   219,600.00                  0.06
2006-09                                                2                   485,167.36                  0.14
2007-03                                                1                   183,542.49                  0.05
2007-04                                               48                 8,684,037.87                  2.54
2007-05                                               43                 8,353,835.50                  2.44
2007-06                                               82                18,349,735.00                  5.36
2007-07                                              208                48,495,507.45                 14.17
2007-08                                              423               104,002,001.21                 30.39
2007-09                                              364                89,678,458.81                 26.21
2007-10                                                1                   117,810.00                  0.03
2007-12                                                1                   213,874.93                  0.06
2008-04                                                3                   348,790.98                  0.10
2008-05                                               14                 2,168,531.33                  0.63
2008-06                                               11                 2,514,045.57                  0.73
2008-07                                               29                 6,951,758.64                  2.03
2008-08                                              123                24,383,244.75                  7.13
2008-09                                               56                12,183,288.64                  3.56
2009-05                                                1                   411,989.33                  0.12
2010-06                                               11                 2,831,566.11                  0.83
2010-07                                                9                 1,949,154.44                  0.57
2010-08                                                8                 1,463,094.23                  0.43
2010-09                                                5                 1,338,600.00                  0.39
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                100.00 %






------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan             33

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                    Maximum Rate Summary of Group I Loans
                                    -------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Maximum Rate (%)                          Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                       35               $$9,636,822.90                  2.82 %
11.000 - 11.999                                      215                56,116,776.09                 16.40
12.000 - 12.999                                      507               126,333,361.89                 36.92
13.000 - 13.999                                      415                92,720,797.47                 27.10
14.000 - 14.999                                      214                43,340,072.62                 12.67
15.000 - 15.999                                       70                11,441,923.05                  3.34
16.000 - 16.999                                       16                 1,558,797.97                  0.46
17.000 or greater                                     11                 1,039,038.31                  0.30
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                100.00 %


                                    Minimum Rate Summary of Group I Loans
                                    -------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Minimum Rate (%)                          Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
N/A                                                  323               $80,399,159.59                 23.50 %
2.000 - 2.999                                          2                   691,909.33                  0.20
3.000 - 3.999                                          1                   191,359.79                  0.06
4.000 - 4.999                                          4                 1,717,708.05                  0.50
5.000 - 5.999                                        172                44,002,267.06                 12.86
6.000 - 6.999                                        586               137,112,069.43                 40.07
7.000 - 7.999                                        278                60,205,149.65                 17.59
8.000 - 8.999                                         79                14,308,947.98                  4.18
9.000 - 9.999                                         27                 2,874,656.96                  0.84
10.000 - 10.999                                        7                   475,723.81                  0.14
11.000 - 11.999                                        2                   144,471.96                  0.04
12.000 - 12.999                                        1                    21,567.91                  0.01
14.000 - 14.999                                        1                    42,598.78                  0.01
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                100.00 %

                              Initial Periodic Rate Cap Summary of Group I Loans
                              --------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Initial Periodic Rate Cap (%)             Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
1.000                                                 43                $9,490,703.49                  2.77 %
1.250                                                  1                    83,483.77                  0.02
1.500                                                 14                 3,332,821.46                  0.97
2.000                                                 57                13,098,964.48                  3.83
3.000                                              1,364               314,882,727.77                 92.02
5.000                                                  3                   886,900.00                  0.26
6.000                                                  1                   411,989.33                  0.12
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                100.00 %


                            Subsequent Periodic Rate Cap Summary of Group I Loans
                            -----------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Subsequent Periodic Rate Cap (%)          Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
1.000                                              1,142              $269,659,655.01                 78.80 %
1.250                                                  1                    83,483.77                  0.02
1.500                                                336                71,515,086.72                 20.90
2.000                                                  3                   809,453.86                  0.24
3.000                                                  1                   119,910.94                  0.04
-------------------------------------------------------------------------------------------------------------
Total:                                             1,483              $342,187,590.30                100.00 %









------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan             34

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                       C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB7
                                             Group II Collateral
                                                Summary Report
                                                --------------

Statistical Calculation Date                                          October 1, 2005

Number of Mortgage Loans                                                        1,221
Total Original Balance                                                 $94,550,196.72
Total Current Principal Balance                                        $92,348,157.76

                                                                              Average                                         Range
Average Original Balance                                                   $77,436.69                      $7,500.00 to $472,500.00
Average Current Principal Balance                                          $75,633.22                        $833.77 to $471,314.17

                                                                 Weighted Average (1)                                     Range (1)
Original Weighted Average Term                                             278 months                       60 months to 360 months
Remaining Weighted Average Term                                            265 months                       18 months to 359 months
Weighted Average Mortgage Rate                                                 8.488%                             5.000% to 14.990%

Weighted Average Original CLTV Ratio                                           85.34%                             11.50% to 142.05%
WA FICO Score                                                                     644                                    443 to 823

                                                                      Percent of Pool
Fixed Rate Mortgage Loans                                                     100.00%
Adjustable Mortgage Loans                                                       0.00%

Six Month Libor (ARM Only)                                                      0.00%
Other Indices (ARM Only)                                                        0.00%

Balloon Mortgage Loans                                                         38.54%

First Liens                                                                    62.84%
Second Liens                                                                   37.16%

Actuarial Loans                                                                94.84%
Interest Only Loans                                                             5.16%

Sub-Prime Mortgage Loans                                                       77.92%
Owner-financed Mortgage Loans                                                   2.83%

Prepayment Charges                                                             69.96%
Primary Mortgage Insurance                                                      0.00%

(1) Non-zero Weighted Average and Minimum Value











------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan            35

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                Original Principal Balances of Group II Loans
                                ---------------------------------------------
-------------------------------------------------------------------------------------------------------------
Original Mortgage                              Number of          Aggregate Principal              Percent of
Loan Principal Balance ($)                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                     156                $2,833,234.83                  3.07 %
25,000.01 - 50,000.00                                447                15,797,363.72                 17.11
50,000.01 - 75,000.00                                263                15,503,715.89                 16.79
75,000.01 - 100,000.00                               111                 9,390,157.92                 10.17
100,000.01 - 125,000.00                               53                 5,894,860.37                  6.38
125,000.01 - 150,000.00                               40                 5,345,231.29                  5.79
150,000.01 - 175,000.00                               32                 5,174,430.52                  5.60
175,000.01 - 200,000.00                               28                 5,295,857.77                  5.73
200,000.01 - 225,000.00                               14                 2,979,088.01                  3.23
225,000.01 - 250,000.00                               13                 3,126,021.02                  3.39
250,000.01 - 275,000.00                               17                 4,426,875.18                  4.79
275,000.01 - 300,000.00                               10                 2,870,257.33                  3.11
300,000.01 - 325,000.00                                9                 2,798,560.08                  3.03
325,000.01 - 350,000.00                                6                 2,036,359.98                  2.21
350,000.01 - 500,000.00                               22                 8,876,143.85                  9.61
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %


                       Current Principal Balances as of Cut-Off Date of Group II Loans
                       ---------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Current Mortgage                               Number of          Aggregate Principal              Percent of
Loan Principal Balance ($)                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                                     187                $3,393,516.76                  3.67 %
25,000.01 - 50,000.00                                450                16,755,977.47                 18.14
50,000.01 - 75,000.00                                236                14,448,586.95                 15.65
75,000.01 - 100,000.00                               108                 9,297,189.73                 10.07
100,000.01 - 125,000.00                               53                 5,960,191.04                  6.45
125,000.01 - 150,000.00                               38                 5,198,814.59                  5.63
150,000.01 - 175,000.00                               30                 4,884,718.00                  5.29
175,000.01 - 200,000.00                               28                 5,295,857.77                  5.73
200,000.01 - 225,000.00                               14                 2,979,088.01                  3.23
225,000.01 - 250,000.00                               14                 3,374,832.38                  3.65
250,000.01 - 275,000.00                               17                 4,442,242.70                  4.81
275,000.01 - 300,000.00                                9                 2,606,078.45                  2.82
300,000.01 - 325,000.00                                9                 2,798,560.08                  3.03
325,000.01 - 350,000.00                                6                 2,036,359.98                  2.21
350,000.01 - 500,000.00                               22                 8,876,143.85                  9.61
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %









------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan             36

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                          Current Mortgage Rate (%)
                                          -------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Current Mortgage (%)                      Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                         63               $14,207,600.89                 15.38 %
6.000 - 6.999                                        124                23,775,976.64                 25.75
7.000 - 7.999                                         65                 6,729,867.30                  7.29
8.000 - 8.999                                        102                 7,037,253.26                  7.62
9.000 - 9.999                                        267                13,663,117.03                 14.80
10.000 - 10.999                                      330                15,721,966.30                 17.02
11.000 - 11.999                                      171                 7,715,310.77                  8.35
12.000 - 12.999                                       69                 2,556,569.25                  2.77
13.000 - 13.999                                       26                   809,215.52                  0.88
14.000 - 14.999                                        4                   131,280.80                  0.14
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %

                            Remaining Months to Stated Maturity of Group II Loans
                            -----------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Remaining Term (Months)                   Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
1 - 60                                                 8                   $97,239.12                  0.11 %
61 - 120                                             112                 4,218,576.36                  4.57
121 - 180                                            732                35,269,995.50                 38.19
181 - 240                                             50                 3,558,794.32                  3.85
241 - 300                                             75                 5,015,517.64                  5.43
301 - 360                                            244                44,188,034.82                 47.85
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %


                                 Mortgage Loan Age Summary of Group II Loans
                                 -------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Mortgage Loan Age (Months)                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
0 - 6                                                892               $75,631,279.00                 81.90 %
7 - 12                                                93                 5,345,787.47                  5.79
13 - 18                                               11                   536,308.79                  0.58
19 - 24                                                7                   335,215.01                  0.36
25 - 30                                                7                   480,889.45                  0.52
31 - 36                                                1                    23,787.26                  0.03
37 - 42                                                1                    37,869.02                  0.04
43 - 48                                                3                    67,980.62                  0.07
49 - 54                                                1                    60,360.72                  0.07
61 or greater                                        205                 9,828,680.42                 10.64
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %









------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan             37

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                               Original Loan-to-Value Ratios of Group II Loans
                               -----------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Original Loan-to-Value Ratio (%)          Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
0.00 - 25.00                                         723               $33,455,223.33                 36.23 %
25.01 - 30.00                                          6                   520,440.90                  0.56
30.01 - 35.00                                          7                   395,276.29                  0.43
35.01 - 40.00                                          9                   882,073.99                  0.96
40.01 - 45.00                                          6                   545,168.61                  0.59
45.01 - 50.00                                         11                 1,193,165.22                  1.29
50.01 - 55.00                                         13                 1,515,758.91                  1.64
55.01 - 60.00                                         17                 2,640,587.27                  2.86
60.01 - 65.00                                         27                 3,058,958.75                  3.31
65.01 - 70.00                                         41                 4,972,002.88                  5.38
70.01 - 75.00                                         51                 6,628,055.19                  7.18
75.01 - 80.00                                        120                13,174,176.43                 14.27
80.01 - 85.00                                         54                 6,369,907.02                  6.90
85.01 - 90.00                                         68                 9,974,573.56                 10.80
90.01 - 95.00                                         40                 4,079,009.30                  4.42
95.01 - 100.00                                        24                 2,633,230.12                  2.85
100.01 - 105.00                                        2                   226,524.17                  0.25
105.01 - 110.00                                        2                    84,025.82                  0.09
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %


                           Original Combined Loan-to-Value Ratios of Group II Loans
                           --------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Original Combined Loan-to-Value Ratio     Mortgage Loans          Balance Outstanding              Loan Group
(%)
-------------------------------------------------------------------------------------------------------------
0.00 - 25.00                                           2                   $72,335.04                  0.08 %
25.01 - 30.00                                          1                    64,702.40                  0.07
30.01 - 35.00                                          5                   246,982.73                  0.27
35.01 - 40.00                                         11                   949,312.73                  1.03
40.01 - 45.00                                          6                   545,168.61                  0.59
45.01 - 50.00                                         11                 1,193,165.22                  1.29
50.01 - 55.00                                         13                 1,586,919.15                  1.72
55.01 - 60.00                                         18                 2,690,437.26                  2.91
60.01 - 65.00                                         28                 3,105,984.36                  3.36
65.01 - 70.00                                         41                 4,972,002.88                  5.38
70.01 - 75.00                                         53                 6,794,379.94                  7.36
75.01 - 80.00                                        125                13,371,380.34                 14.48
80.01 - 85.00                                         58                 6,615,050.78                  7.16
85.01 - 90.00                                         94                11,187,072.72                 12.11
90.01 - 95.00                                        118                 7,324,370.73                  7.93
95.01 - 100.00                                       611                30,246,050.34                 32.75
100.01 - 105.00                                       19                 1,126,718.20                  1.22
105.01 - 110.00                                        2                    84,025.82                  0.09
110.01 - 115.00                                        1                    72,257.73                  0.08
120.01 - 125.00                                        1                    58,054.98                  0.06
125.01 - 130.00                                        1                    12,591.00                  0.01
130.01 or greater                                      2                    29,194.80                  0.03
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %









------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan              38

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                  Occupancy Status Summary of Group II Loans
                                  ------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Occupancy Status                          Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Primary                                            1,167               $88,428,309.74                 95.76 %
Investor                                              44                 2,647,406.69                  2.87
Secondary                                             10                 1,272,441.33                  1.38
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %


                                   Property Type Summary of Group II Loans
                                   ---------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Property Type                             Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Single Family                                        868               $69,030,051.21                 74.75 %
PUD                                                  121                 9,764,131.95                 10.57
2-4 Family                                            84                 6,325,608.49                  6.85
Condo                                                 84                 4,324,169.47                  4.68
Manufactured Housing                                  49                 2,287,236.08                  2.48
Townhouse                                             11                   412,585.37                  0.45
Hi-Rise Condo                                          4                   204,375.19                  0.22
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %

                                    Loan Purpose Summary of Group II Loans
                                    --------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Purpose Type                              Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Purchase                                             673               $38,873,477.97                 42.09 %
Cash Out                                             498                49,559,641.80                 53.67
Refinance                                             50                 3,915,037.99                  4.24
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %


                                 Documentation Type Summary of Group II Loans
                                 --------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Documentation Type                        Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Full                                                 585               $47,814,441.30                 51.78 %
Stated Income                                        508                37,540,608.44                 40.65
Alternative                                           58                 2,989,385.24                  3.24
None                                                  41                 2,175,863.40                  2.36
Limited                                               19                 1,140,907.30                  1.24
Missing                                               10                   686,952.08                  0.74
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %


                                   Product Type Summmary of Group II Loans
                                   ---------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Product Type                              Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Fixed                                                507               $56,755,711.81                 61.46 %
Fixed Balloon                                        714                35,592,445.95                 38.54
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %









------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan              39

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                     Index Type Summary of Group II Loans
                                     ------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Index Type                                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Fixed                                               1,221              $92,348,157.76                100.00 %
-------------------------------------------------------------------------------------------------------------
Total:                                              1,221              $92,348,157.76                100.00 %


                                 Geographical Distributions of Group II Loans
                                 --------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
State                                     Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
California                                           160               $17,287,058.94                18.72 %
Florida                                              154                11,886,896.51                12.87
New York                                              73                 8,734,554.54                 9.46
Maryland                                              38                 4,032,329.77                 4.37
Texas                                                 63                 3,695,188.50                 4.00
Illinois                                              58                 3,652,827.46                 3.96
New Jersey                                            31                 3,199,145.77                 3.46
Arizona                                               37                 3,119,053.57                 3.38
Georgia                                               57                 2,592,712.24                 2.81
Nevada                                                30                 2,500,464.43                 2.71
Pennsylvania                                          36                 2,400,353.00                 2.60
Virginia                                              31                 2,338,022.99                 2.53
Ohio                                                  41                 2,059,941.98                 2.23
Massachusetts                                         19                 1,825,728.27                 1.98
North Carolina                                        35                 1,689,033.01                 1.83
Other                                                358                21,334,846.78                23.10
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76               100.00 %

                          Original Prepayment Penalty Term Summary of Group II Loans
                          ----------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Original Prepayment Penalty Term          Mortgage Loans          Balance Outstanding              Loan Group
(Months)
-------------------------------------------------------------------------------------------------------------
0                                                    566               $27,744,348.44                30.04 %
6                                                      4                   221,822.37                 0.24
12                                                    72                 5,135,360.87                 5.56
24                                                   208                11,678,411.95                12.65
30                                                     2                   158,386.94                 0.17
36                                                   193                20,436,167.44                22.13
48                                                     2                   221,389.22                 0.24
60                                                   174                26,752,270.53                28.97
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76               100.00 %









------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan             40

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                     FICO Score Summary of Group II Loans
                                     ------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
FICO Score                                Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
N/A                                                    5                  $196,707.62                  0.21 %
1 - 500                                               18                   851,490.66                  0.92
501 - 525                                             31                 1,898,376.62                  2.06
526 - 550                                             47                 3,624,239.07                  3.92
551 - 575                                             67                 7,126,162.68                  7.72
576 - 600                                            122                 7,658,757.18                  8.29
601 - 625                                            209                13,323,566.89                 14.43
626 - 650                                            256                16,696,660.12                 18.08
651 - 675                                            161                13,550,668.34                 14.67
676 - 700                                            126                11,377,249.16                 12.32
701 - 725                                             80                 6,932,991.88                  7.51
726 - 750                                             52                 3,980,571.29                  4.31
751 - 775                                             27                 2,854,570.48                  3.09
776 - 800                                             14                 1,931,745.48                  2.09
801 - 825                                              6                   344,400.29                  0.37
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %


                                 Delinquency Status Summary of Group II Loans
                                 --------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                               Number of          Aggregate Principal              Percent of
Delinquency Status                        Mortgage Loans          Balance Outstanding              Loan Group
-------------------------------------------------------------------------------------------------------------
Current                                            1,221               $92,348,157.76                100.00 %
-------------------------------------------------------------------------------------------------------------
Total:                                             1,221               $92,348,157.76                100.00 %









------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan             41

                                                   COMPUTATIONAL MATERIALS FOR
                                                  C-BASS SERIES 2005-CB7 TRUST
------------------------------------------------------------------------------

                                                       JPMorgan Contact List

---------------------------------------------------------------------    ----------------------------------------------------------
                  North American ABS - Home Equity                                          Syndicate/Sales Desk
---------------------------------------------------------------------    ----------------------------------------------------------
Origination:              Tom Roh              834-5936                                Brian McDonald            834-4154
                          Greer McCurley       834-5029                                Andy Cherna               834-4154
                          Swapna Putcha        834-5435                                Randall Outlaw            834-4154
                          Alissa Smith         834-5432                                Melissa Traylor           834-4154
                          Kathryn Bauer        834-9986                                Lizmary Rodriguez         834-4154
                          Shilla Kim-Parker    834-5006
                                                                         ----------------------------------------------------------
Structuring/              Robert Miller        834-2428                                      Asset-Backed Trading
Home Equity Trading:      Raj Kothari          834-3339                  ----------------------------------------------------------
                          Kevin Lynn           834-2394                                Peter Basso               834-3720
                          Will Gajate          834-5033                                Maria Lopes               834-3720
                                                                                       Vikas Sarna               834-3720

-------------------------------------------------------------------------------
                              Rating Agency Contacts

    Standard & Poor's
    -----------------
    Monica Perelmuter                                (212) 438-6309
    Becky Neary                                      (212) 438-3026

    Moody's
    -------
    Navneet Agarwal                                  (212) 553-3674

    Fitch
    -----
    Dai Nguyen                                       (212) 908-0739
-------------------------------------------------------------------------------

         -----------------------------------------------------------

                      Please Direct All Questions to the
                           Syndicate Desk (x4-4154)

                                Brian McDonald
                                  Andy Cherna
                                Randall Outlaw
                                Melissa Traylor
                               Lizmary Rodriguez


------------------------------------------------------------------------------
The information will be superseded in its entirety by the final prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[LOGO OMITTED] JPMorgan              42